SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

Collegiate Funding Services, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	000-50846 (Commission File Number)	04-3649118 (I.R.S. Employer Identification Number)

10304 Spotsylvania Avenue Suite 100 Fredericksburg, Virginia 22408
(Address of principal executive offices)

Registrant’s telephone number, including area of service (540) 374-1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 13, 2005, Collegiate Funding Services, Inc. issued a press release announcing that it had agreed to acquire substantially all of the assets of International Education Finance Corporation (“IEFC”), a leader in providing international student loan programs. IEFC is a marketer of federally guaranteed and private education loans, serving both U.S. students going abroad and international students coming to the U.S. The acquisition provides Collegiate Funding Services entry into the market for international education finance solutions. The terms of the transaction were not disclosed, however, the purchase price was not material.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Exhibits

(c) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release dated May 13, 2005

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Signature

Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING SERVICES, INC. (Registrant)
Date: May 13, 2005	By: /s/ J. Barry Morrow Name: J. Barry Morrow Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 13, 2005

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